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                                                                     EXHIBIT 77H

                N-SAR ITEM 77H: CHANGE IN CONTROL OF REGISTRANT
Below are the persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

                              AS OF JUNE 30TH 2013

                                                                                                         OWNERSHIP
                                                                                                            % OF
FUND                                                                NAME OF PERSON                         SERIES
---------------------------------------  --------------------------------------------------------------  ----------
COLUMBIA VP-MID CAP VALUE OPPORTUNITY    JPMCB NA CUST FOR                    VP MODERATELY AGGRESSIVE       27.40%
COLUMBIA VP-MID CAP VALUE OPPORTUNITY    JPMCB NA CUST FOR                    VP MODERATE                    35.79%
COLUMBIA VP-CORE EQUITY                  RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)           100.00%
COLUMBIA VP- DIVIDEND OPPORTUNITY        JPMCB NA CUST FOR                    VP MODERATE                    25.01%
COLUMBIA VP- DIVIDEND OPPORTUNITY        RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            34.06%
COLUMBIA VP-LARGE CAP GROWTH-            JPMCB NA CUST FOR                    VP MODERATE                    33.00%
COLUMBIA VP-S&P 500 INDEX                RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            83.43%
COLUMBIA VP - U.S. GOVT MORTGAGE         JPMCB NA CUST FOR                    VP MODERATE                    32.83%
COLUMBIA VP-SEL SM-CAP VALUE             ALLIANZ LIFE                         ATTN SCOTT ALLEN               34.94%
COLUMBIA VP-SEL SM-CAP VALUE             RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            43.44%
COLUMBIA VP-INTL OPPORTUNITY-            RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            88.00%
COLUMBIA VP-MGD VOL MODERATE GROWTH-     RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            93.09%
COLUMBIA VP-SLG GLOBAL TECHNOLOGY        GUARDIAN INS & ANNUI B               3900 BURGESS PL                39.50%
COLUMBIA VP-EMERGING MARKETS BOND        JPMCB NA CUST FOR                    VP MODERATE                    53.86%
COLUMBIA VP-EMERGING MARKETS FUND        JPMCB NA CUST FOR                    VP MODERATE                    29.43%
COLUMBIA VP-EMERGING MARKETS FUND        RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            31.23%
VP-CONSERVATIVE PORTFOLIO                RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            54.12%
VP-CONSERVATIVE PORTFOLIO                RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            29.46%
VP-MODERATELY CONSERVATIVE PORTFOLIO     RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            31.42%
VP-MODERATELY CONSERVATIVE PORTFOLIO     RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            56.25%
VP-MODERATE PORTFOLIO                    RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            53.09%
VP-MODERATE PORTFOLIO                    RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            30.17%
VP-MODERATELY AGGRESSIVE PORTFOLIO       RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            55.06%
VP-MODERATELY AGGRESSIVE PORTFOLIO       RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            30.77%
VP-AGGRESSIVE PORTFOLIO                  RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            54.00%
VP-AGGRESSIVE PORTFOLIO                  RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            31.24%
VP-SIT DIVIDEND GROWTH FUND-             JPMCB NA CUST FOR                    VP MODERATELY AGGRESSIVE       28.41%
VP-SIT DIVIDEND GROWTH FUND-             JPMCB NA CUST FOR                    VP MODERATE                    38.25%
VP- VICTORY ESTABLISHED VALUE  -         JPMCB NA CUST FOR                    VP MODERATELY AGGRESSIVE       27.18%
VP- VICTORY ESTABLISHED VALUE  -         JPMCB NA CUST FOR                    VP MODERATE                    44.78%
VP-PARTNERS SMALL CAP VALUE              JPMCB NA CUST FOR                    VP MODERATELY AGGRESSIVE       27.01%
VP-PARTNERS SMALL CAP VALUE              JPMCB NA CUST FOR                    VP MODERATE                    36.96%
COLUMBIA VP-BALANCED FUND                RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            93.28%
COLUMBIA VP-CASH MANAGEMENT              RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            47.73%
COLUMBIA VP-DIVERSIFIED BOND             RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            39.98%
COLUMBIA VP-GLOBAL BOND                  JPMCB NA CUST FOR                    VP MODERATE                    30.64%
COLUMBIA VP-GLOBAL BOND-                 RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            26.38%
VP-BLACKROCK GLBL INFL PROT SECS-        JPMCB NA CUST FOR                    VP MODERATE                    43.42%
COLUMBIA VP-HIGH YIELD BOND-             RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            89.64%
COLUMBIA VP-INCOME OPPORTUNITY           JPMCB NA CUST FOR                    VP MODERATE                    35.47%
COLUMBIA VP-LARGE CORE QUANTITATIVE-     RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            73.73%
COLUMBIA VP-SEL LRG-CAP VALUE            JPMCB NA CUST FOR                    VP MODERATELY AGGRESSIVE       28.93%
COLUMBIA VP-SEL LRG-CAP VALUE            JPMCB NA CUST FOR                    VP MODERATE                    37.64%
COLUMBIA VP-MID CAP GROWTH OPPORTUNITY   RIVERSOURCE LIFE ACCOUNT FOR INSIDE  DISTRIBUTION (LIFE)            49.52%
COLUMBIA VP-LTD DUR CREDIT-              JPMCB NA CUST FOR                    VP MODERATE                    47.10%
VP-DFA INTERNATIONAL VALUE FUND-         JPMCB NA CUST FOR                    VP MODERATELY AGGRESSIVE       34.06%
VP-DFA INTERNATIONAL VALUE FUND-         JPMCB NA CUST FOR                    VP MODERATE                    38.20%
VP-AMERICAN CENTURY DIVERSIFIED BOND     JPMCB NA CUST FOR                    VP MODERATE                    45.83%
VP-AMERICAN CENTURY GROWTH               JPMCB NA CUST FOR                    VP MODERATELY AGGRESSIVE       31.79%
VP-AMERICAN CENTURY GROWTH               JPMCB NA CUST FOR                    VP MODERATE                    42.22%
VP-COLUMBIA WANGER INTERNATIONAL EQUITY  JPMCB NA CUST FOR                    VP MODERATE                    42.01%
VP-COLUMBIA WANGER INTERNATIONAL EQUITY  JPMCB NA CUST FOR                    VP MODERATELY AGGRESSIVE       27.85%
VP-COLUMBIA WANGER U.S. EQUITIES         JPMCB NA CUST FOR                    VP MODERATELY AGGRESSIVE       34.98%
VP-COLUMBIA WANGER U.S. EQUITIES         JPMCB NA CUST FOR                    VP MODERATE                    40.28%

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
                                                                                                         OWNERSHIP
                                                                                                            % OF
FUND                                                                NAME OF PERSON                         SERIES
---------------------------------------  --------------------------------------------------------------  ----------
VP-EATON VANCE FLOATING-RATE INCOME      JPMCB NA CUST FOR                    VP MODERATE                    41.94%
VP-INVESCO INTERNATIONAL GROWTH          JPMCB NA CUST FOR                    VP MODERATELY AGGRESSIVE       32.78%
VP-INVESCO INTERNATIONAL GROWTH          JPMCB NA CUST FOR                    VP MODERATE                    40.39%
VP-J.P. MORGAN CORE BOND                 JPMCB NA CUST FOR                    VP MODERATE                    46.00%
VP-JENNISON MID CAP GROWTH               JPMCB NA CUST FOR                    VP MODERATELY AGGRESSIVE       28.31%
VP-JENNISON MID CAP GROWTH               JPMCB NA CUST FOR                    VP MODERATE                    43.05%
VP-MFS VALUE                             JPMCB NA CUST FOR                    VP MODERATELY AGGRESSIVE       31.56%
VP-MFS VALUE                             JPMCB NA CUST FOR                    VP MODERATE                    41.71%
VP-HOLLAND LARGE CAP GROWTH FUND-        JPMCB NA CUST FOR                    VP MODERATELY AGGRESSIVE       31.74%
VP-HOLLAND LARGE CAP GROWTH FUND-        JPMCB NA CUST FOR                    VP MODERATE                    42.59%
VP-MONDRIAN INTL SMALL CAP               JPMCB NA CUST FOR                    VP MODERATELY AGGRESSIVE       25.24%
VP-MONDRIAN INTL SMALL CAP               JPMCB NA CUST FOR                    VP MODERATE                    38.00%
VP-MORGAN STANLEY GLOBAL REAL ESTATE     JPMCB NA CUST FOR                    VP MODERATELY AGGRESSIVE       31.86%
VP-MORGAN STANLEY GLOBAL REAL ESTATE     JPMCB NA CUST FOR                    VP MODERATE                    46.70%
VP-NFJ DIVIDEND VALUE                    JPMCB NA CUST FOR                    VP MODERATELY AGGRESSIVE       31.51%
VP-NFJ DIVIDEND VALUE                    JPMCB NA CUST FOR                    VP MODERATE                    42.90%
VP-PARTNERS SMALL CAP GROWTH             JPMCB NA CUST FOR                    VP MODERATELY AGGRESSIVE       36.58%
VP-PARTNERS SMALL CAP GROWTH             JPMCB NA CUST FOR                    VP MODERATE                    35.71%
VP-PIMCO MORTGAGE-BACKED SECURITIES      JPMCB NA CUST FOR                    VP MODERATE                    47.83%
VP-PYRAMIS INTERNATIONAL EQUITY          JPMCB NA CUST FOR                    VP MODERATELY AGGRESSIVE       34.11%
VP-PYRAMIS INTERNATIONAL EQUITY          JPMCB NA CUST FOR                    VP MODERATE                    38.47%
VP-NUVEEN WINSLOW LRG CAP GRWTH FUND     JPMCB NA CUST FOR                    VP MODERATELY AGGRESSIVE       32.25%
VP-NUVEEN WINSLOW LRG CAP GRWTH FUND     JPMCB NA CUST FOR                    VP MODERATE                    40.84%
VP-WELLS FARGO SHORT DUR GOVT            JPMCB NA CUST FOR                    VP MODERATE                    44.80%